
FARMERS

2016 Annual Meeting of Shareholders

Emclaire Financial Corp

Parent company of: The Farmers National Bank of Emlenton

Farmers National Bank

Emlenton, Pennsylvania
April 27, 2016

William C. Marsh
Chairman, President and
Chief Executive Officer

Agenda & Contents

LEGAL

This presentation contains certain forward-looking statements and information relating to the Company that are based on the beliefs of management as well as assumptions made by and information currently available to management. These forward-looking statements relate to, among other things, expectations of the business environment in which we operate, projections of future performance, potential future credit experience, perceived opportunities in the market and statements regarding our mission and vision. Such statements reflect the current views of the Company with respect to future looking events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected or intended. The Company does not intend to update these forward-looking statements.

NOTE: This presentation will be available online at www.emclairefinancial.com.

Corporate Overview



Mission & Vision

2015 Snapshot

Balance Sheet Growth

Economy & Industry

Strategic Expansion

Emclaire Financial Corp

Mission Statement….

- Delivery quality financial products & services
- Remain a strong, independent community bank
- Offer personal attention through highly-motivated, well-trained employees
- Realize profitable growth
- Expand our franchise to satisfy customers
- Make a positive impact in the communities we serve
- Maximize shareholder value



Vision Statement....

- Five year outlook
- Reach total assets of $750 million to $1 billion
- Achieve ROAA of 0.70% or better and ROACE of 8.00% or better
- Continue sensible expansion of our branch network
- Maintain a traditional capital structure
- Leverage our capital, franchise, systems, technology, and people to maximize value for shareholders

CORPORATE OVERVIEW

2015 SNAPSHOT

Record earnings:
Strong core revenue growth; problem credit resolution; expense management



Net Income
$4,200
$4,000
$3,800
$3,600
2013
2014
2015

Net income: **$4.2 million**
EPS, common: **$2.05**

Record balance sheet levels:
Driven by organic deposit growth (new accounts & new markets), which funded loan growth



Total Assets ($000's)
$625,000
$575,000
$525,000
$475,000
2013
2014
2015

Assets: **$601 million**
Net loans: **$430 million**
Deposits: **$490 million**

New office success:
Proven branch expansion strategy (% of total deposits shown)



Deposits
De Novo 2006 & 2008
Purchased 2009
De Novo 2013 & 2014

2006/2008 Class:	**11.9%**
Purchased 2009:	**15.1%**
2013/2014 Class:	**5.6%**
Group total	**32.6%**

Emclaire Financial Corp

2015 SNAPSHOT



- Record earnings
- Strong loan growth
- Strong asset quality
- Strong capital position
  - Increase in common equity (Offering)
  - Decrease in preferred equity (SBLF Redemption)
- Strategic expansion (transformative)
  - United-American Savings Bank merger announced
  - Aspinwall branch office announced

❖ Need for scale

Balance Sheet Growth

25% Asset Growth – 12/31/2010 to 12/31/2015



Total Assets & Deposits (In Millions)
Loans, net (in Millions)
$650
$625
$600
$575
$550
$525
$500
$475
$450
$425
$400
$375
$350
$450
$425
$400
$375
$350
$325
$300
$275
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015

	12/31/2010	12/31/2011	12/31/2012	12/31/2013	12/31/2014	12/31/2015
Total Assets	$482	$492	$509	$526	$582	$601
Deposits	410	416	432	432	502	490
Loans, net	306	313	334	352	380	430

CORPORATE OVERVIEW

- Interest rates – short term increase; long term rates have been fluctuating
- Stock market – volatile
- Unemployment improving – marginally
- Gasoline and energy prices at multi-year lows
- Bank earnings continue to improve at modest pace
- Bank M&A activity remains strong; bolstering valuations
- Dodd-Frank regulatory costs continue to play a role in results

CORPORATE OVERVIEW

INDUSTRY

- \+ Need for community banks to serve rural areas and unique customer needs
- \+ Loyal customer base for community banks
- \+ Continued prospects for building value in community banking
- ± Industry consolidation
- − Continued dramatic increase in new regulations post financial crisis
- − Historically low interest rate environment; changing?
- − Competitive loan pricing
- − Technology demands and risks; retailer breaches
- − Competitive threat from credit unions and non-bank financial companies and services (Walmart, Target, Paypal, ApplePay, etc.)

INDUSTRY CONSOLIDATION


Number of U.S. Commercial Banks
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
14,495
< 12,000
6,532
5,421
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016

Source: FDIC data tabulated by David C. Wheelock, Federal Reserve Bank of St. Louis Review through 2010. Updated by Emclaire management using data from SNL Financial 2011 – 2015.

Notes:

- Looking to be an acquirer
- **EMCF bid on 4 opportunities in 2015**
- Continued need for local community banks
- Our track record

Number of Commercial Banks has decreased by 1,111 since 2010

Mergers announced in 2015 = 281 (163 closed); mergers announced in 2014 = 287

CORPORATE OVERVIEW

INDUSTRY CONSOLIDATION

Number of National Mergers Announced


300
250
200
150
100
50
-
148
110
182
152
222
227
287
281
2008
2009
2010
2011
2012
2013
2014
2015

	State	# of Banks
1.	Texas	476
2.	Illinois	461
3.	Minnesota	314
4.	Iowa	305
5.	Missouri	282
6.	Kansas	260
7.	Wisconsin	225
8.	Oklahoma	210
9.	California	187
10.	Georgia	182
12.	Pennsylvania	161

Number of PA Mergers


14
12
10
8
6
4
2
-
12
6
9
8
5
5
11
14
2008
2009
2010
2011
2012
2013
2014
2015

In terms of the number of banks, PA is in the Top 12 of markets – making the state ideal for consolidation.

Source: SNL M&A Activity Tracking Report

UASB MERGER

UNITED AMERICAN
Savings Bank


SOUTH
837
1987 PA-837
Hide imagery

UASB MERGER HIGHLIGHTS

United-American

- 1 branch – Southside (Pittsburgh, PA)
- $89 million in assets
- Stable profitability

Deal Terms

- $14.1 million ($42.67 per share)
- All Cash
- April 30, 2016 effective closing date

Financial Returns

- Strong earnings accretion (+29% in 2017, or ~$0.50 per share)
- 43% net cost savings estimated
- 19.3% projected internal rate of return

Other

- All regulatory approvals have been received
- Significant core deposit growth potential
- Ability to target broader customer base; larger loan sizes

*Capitalize on an opportunity to acquire a small community bank with a stable earning asset base that is **available for sale** in a **contiguous market** with an **attractive balance sheet**.*

PRO FORMA BALANCE SHEET DATA

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

	As of December 31, 2015 (Unaudited)		*Combined*
Balance Sheet:	**EMCF**	**UASB**	**Pro Forma**
Cash & investments	$ 124,527	$ 21,194	$ 131,151
Loans receivable, net	429,891	65,366	495,493
Intangible assets	4,218	-	10,645
Other assets	41,959	2,713	44,856
Total assets	**$ 600,595**	**$ 89,273**	**$ 682,145**
Deposits	$ 489,887	$ 73,110	$ 563,490
Borrowings	49,250	7,337	56,750
Other liabilities	8,619	868	9,487
Stockholders' equity	52,839	7,958	52,418
Total liabilities & stockholders equity	**$ 600,595**	**$ 89,273**	**$ 682,145**
Tangible book value per common share	$22.67		$19.48
Common shares outstanding	2,144,808		2,144,808

- December 31, 2015 balances and data are historical and unaudited.
- Pro forma balances and data are estimates that reflect historical information adjusted for certain purchase accounting and other adjustments necessary to facilitate the merger.

PRO FORMA INCOME STATEMENT DATA

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

	For the year ended December 31, 2015 (Unaudited)		*Combined*
Operating Performance	**EMCF**	**UASB**	**Pro Forma**
Net interest income	$17,747	$2,760	$20,122
Noninterest income	4,094	548	3,649
Noninterest expense	16,165	2,245	16,831
Net income	**$4,154**	**$685**	**$4,777**
Diluted earnings per common share	$2.05		$2.36
Key Metrics	**EMCF**	**UASB**	**Pro Forma**
Return on average assets	0.70%	0.76%	0.71%
Return on average equity	7.89%	8.88%	9.15%
Return on average common equity	8.34%	8.88%	9.67%
Net interest margin	3.33%	3.32%	3.32%
Efficiency ratio	73.67%	66.84%	69.99%
Nonperforming assets to total assets	0.54%	1.34%	0.65%
Number of branches	15	1	16
Assets ($ millions) per FTE	$4,004	$8,927	$4,263

- Historical performance and metrics are for the year ended December 31, 2015.
- Pro forma amounts and ratios are estimates reflect adjustments for certain 2015 non-recurring revenue and expense items as well as cost savings and revenue synergies expected after the combination of UASB with EMCF.

ASPINWALL BRANCH


319

Location Highlights:

- $1 billion in deposits available (3 mile radius)
- 43,000+ households with $60,000 median income
- 1 mile from Fox Chapel, PA
- Purchase agreement executed with a private investor
- **Target Opening = Q3-2016**
- Year 1 = earnings dilution of ~ $310,000 ($0.15 per share)

FINANCIAL RESULTS



- Consolidated Financial Highlights
- Earnings
- Asset Quality
- Capital
- Q1-2016 Results

CONSOLIDATED FINANCIAL HIGHLIGHTS

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

	As of the year ended December 31,				
Balance Sheet:	**2015**	**2014**	**2013**	**2012**	**2011**
Total assets	$ 600,595	$ 581,909	$ 525,842	$ 509,014	$ 491,882
Loans receivable, net	429,891	379,648	352,430	333,801	312,545
Deposits	489,887	501,819	432,006	432,459	416,468
Borrowed funds	49,250	21,500	44,150	20,000	20,000
Stockholders' equity	52,839	47,990	45,072	51,725	50,730
Stockholders' equity per common share	$24.64	$24.14	$22.66	$23.72	$23.25
Tangible stockholders' equity per common share	$22.67	$21.66	$20.04	$20.93	$20.26
Market value per common share	$24.00	$25.00	$25.14	$20.85	$15.95
Common shares outstanding	2,144,808	1,780,658	1,768,658	1,759,408	1,751,908

Since December 31, 2011:

- 22% asset growth
- 12% tangible book value growth
- 50% appreciation in the stock price

CONSOLIDATED FINANCIAL HIGHLIGHTS

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

	For the year ended December 31,				
Income Statement:	**2015**	**2014**	**2013**	**2012**	**2011**
Net interest income	$ 17,747	$ 17,235	$ 15,921	$ 15,786	$ 15,407
Noninterest income	4,094	4,087	3,860	4,893	3,841
Net income	4,154	4,017	3,808	3,654	3,833
Diluted earnings per common share	$2.05	$2.20	$1.91	$1.80	$1.98
Cash dividends per common share	$0.96	$0.88	$0.80	$0.82	$0.64
Key Ratios:					
Return on average assets	0.70%	0.70%	0.73%	0.70%	0.78%
Return on average equity	7.89%	8.47%	7.73%	7.05%	8.44%
Return on average common equity	8.34%	9.24%	8.32%	7.56%	8.98%
Net interest margin	3.33%	3.35%	3.40%	3.34%	3.47%
Nonperforming assets to total assets	0.54%	1.21%	1.01%	1.41%	1.19%
Efficiency ratio	73.67%	72.13%	70.48%	67.41%	69.70%

- Continued growth in net interest income despite margin pressure
- Nonperforming assets to total assets ratio significantly decreased to 0.54% in 2015
- Continued annual increase in common dividend (2012 included $0.10 special dividend)

EARNINGS

2015 COMPARED TO 2014

(Dollar amounts in thousands, except per share data) *Based upon Audited financials*	2015	2014	% Change
Net interest income	$17,747	$ 17,235	3.0%
Provision for loan losses	381	670	(43.1%)
Noninterest income, excluding security gains	3,240	3,329	(2.7%)
Security gains, net	854	758	12.7%
Noninterest expense	16,165	15,587	3.7%
Net income	**$4,154**	**$ 4,017**	**3.4%**
Preferred dividends (SBLF)	75	100	(25.0%)
Net income to common shareholders	**$4,079**	**$ 3,917**	**4.1%**
Net income per common share (diluted)	**$2.05**	**$2.20**	**(6.8%)**

EARNINGS 2015 COMPARED TO 2014

↑ Solid net interest income growth

↑ Decrease in provision expense from resolution of nonperforming loans

↑ Increase in net securities gains

↓ Reduction realized in fee income

↓ Increase in noninterest expense from growth and certain non-recurring expenses

↑ Reduction in preferred stock dividends

BUSINESS DEVELOPMENT – 2015

Retail:

- $55 million in new loan commitments issued bank-wide
  - **Cranberry Township = $22 million**
- $19 million retail loans purchased (pools)
- 2,840 new deposit accounts opened

Commercial:

- $60 million in new loan commitments issued
- $21 million (11%) increase in commercial loans
- 54 new loan commitments were for $500,000 or greater
- 26 new loan commitments were for $1 million or greater

ASSET QUALITY

Asset Quality Metrics In $000's	As of 12/31/2015	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010
Total delinquency (> 30 days)	**$3,183**	**$4,413**	**$5,913**	**$7,789**	**$4,068**	**$6,718**
Nonperforming assets:						
Accruing loans 90 or more days past due	$0	$93	$62	$21	$66	$41
Nonaccrual loans	3,069	6,849	5,146	6,967	5,499	6,570
Total nonperforming loans	**$3,069**	**$6,942**	**$5,208**	**$6,988**	**$5,565**	**$6,611**
Repossessed assets & OREO	160	124	107	180	307	373
Total nonperforming assets	**$3,229**	**$7,066**	**$5,315**	**$7,168**	**$5,872**	**$6,984**
Nonperforming assets / assets	0.54%	1.21%	1.01%	1.41%	1.19%	1.45%
Allowance for loan losses	$5,205	$5,224	$4,869	$5,350	$3,536	$4,132
Allowance / loans	1.20%	1.36%	1.36%	1.58%	1.12%	1.33%
Allowance / nonperforming loans	169.60%	75.25%	93.49%	76.56%	63.54%	62.50%
Charge-offs:						
Charge-offs / average loans	0.10%	0.10%	0.33%	0.15%	0.35%	0.19%

- Successfully resolved 3 nonperforming relationships during 2014 & 2015 ($5.3 million in total).
- Of the $3.1 million in remaining nonperforming loans, one relationship represents 32% ($1.0 million). The borrower, however, continues to make monthly payments in a timely manner.
- Of the 5,601 loans outstanding at 12/31/2015, 23 (0.4%) were nonperforming.

Source: SNL Financial


Nonperforming Assets to Total Assets
2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
1.94%
1.89%
1.87%
1.75%
1.51%
1.29%
1.45%
1.19%
1.41%
1.01%
1.21%
0.54%
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
Peer Group
Emclaire Financial Corp.

Peer Group includes the following institutions: NexTier Bank, 1st Summit Bank, Mid Penn Bank, Kish Bank, Dime Bank, Jonestown Bank & Trust, Clearfield Bank & Trust Co., Allegheny Valley Bank, Mars National Bank, and Mercer County State Bank. Average assets of peer group = $623 million.



Bank Capital Levels
9.00%
8.50%
8.00%
7.50%
7.00%
6.50%
6.00%
5.50%
5.00%
4.50%
4.00%
7.92%
8.69%
8.92%
8.58%
8.25%
8.83%
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
Bank Tier 1 capital to average assets
"Well Capitalized" regulatory threshold

2011:

↑ $4.6 million private placement completed in March 2011

↑ Redeemed $7.5 million of TARP with $10.0 million of SBLF in August 2011

2013 & 2014:

↓ 2013: Redeemed $5.0 million of SBLF in September

↓ 2014: Substantial asset growth realized during the year

2015:

↑ $8.2 million private placement completed in June 2015

↓ Redeemed remaining $5.0 million of SBLF in September 2015

Q1-2016 Results

Balance Sheet

($'s in thousands, except share data)	March 31, 2016	December 31, 2015	December 31, 2014
Assets:	*Unaudited*	*Audited*	*Audited*
• Cash	$ 16,902	$ 11,546	$ 11,856
• Investments	112,469	112,981	149,861
• Loans receivable, net	433,824	429,891	379,648
• Other (intangible assets of $4,169, $4,218 and $4,413)	44,412	46,177	40,544
Total Assets	**$ 607,607**	**$600,595**	**$ 581,909**
Liabilities:			
• Deposits	$ 510,679	$ 489,887	$ 501,819
• Borrowed funds	35,000	49,250	21,500
• Other	7,921	8,619	10,600
Total Liabilities	553,600	547,756	533,919
Stockholders' Equity	**54,007**	**52,839**	**47,990**
Total Liabilities and Equity	**$ 607,607**	**$600,595**	**$ 581,909**
Tangible book value per common share	$23.24	$22.67	$ 21.66

Emclaire Financial Corp

Q1-2016 Results

Recap: December 31, 2015 versus December 31, 2014:

- Assets + 3.2%
- Loans, net + 13.2%
- Deposits (2.4%)

❖ Deposit decline primarily due to municipal deposits.

Current: March 31, 2016 versus December 31, 2015:

- Assets + 1.2%
- Loans + 0.9%
- Deposits + 4.2%

❖ Deposits increased by ~ $18 million in January 2016 as half of the 2016 state budget allocations were released to municipalities and school districts.

✓ We continue to have an opportunity to utilize deposit growth – and a reduction in securities – to fund future loan growth.

EARNINGS

1Q 2016 vs. 1Q 2015

(Dollar amounts in thousands, except per share data) *Unaudited*	Q1-16	Q1-15	% Change
Net interest income	**$4,517**	**$4,306**	**+4.9%**
Provision for loan losses	181	169	+7.1%
Noninterest income, excluding security gains	778	779	(0.1%)
Security gains	2	--	NM
Noninterest expense	4,018	3,964	+1.4%
Net income	**802**	**781**	**+2.7%**
Preferred dividends (SBLF)	--	25	NM
Net income to common shareholders	**$802**	**$756**	**+6.1%**
Net income per common share	**$0.37**	**$0.42**	**(11.9%)**
Return on average common equity	6.02%	7.00%	(98 bps)

EARNINGS 1Q 2016 VS. 1Q 2015

↑ Solid net interest income growth

↓ Increase in provision expense due to loan growth

↔ Fee income stable

↓ Increase in noninterest expense
- Normal growth = $18,000 (+0.5%)
- Nonrecurring, net = $36,000

❖ As new offices mature, fixed operating costs will be leveraged to drive earnings growth

Creating Shareholder Value



Value Proposition

Stock Performance – Long Term

Stock Performance – Last 3 Years

Dividend Recap

Creating Shareholder Value Value Proposition

We believe shareholder value can be created by executing our Mission and deploying capital in a manner that profitably expands our franchise through a combination of organic growth, de novo branch expansion, and opportunistic acquisitions. In executing this **three-pronged approach** to profitable growth, we expect to:

- ✓ Deliver attractive annual earnings per common share growth, and
- ✓ Reward our shareholders with a healthy annual dividend yield.

The combination of these items should result in a strong total shareholder return. We believe investing in our Company is an attractive value proposition for current and prospective shareholders given our performance history and overall risk profile.



STOCK PERFORMANCE

LONG TERM



Emclaire Financial Corp. - Price Change (%)
Source: SNL Financial
EMCF (+78.57%)
KBW Nasdaq Bank (-25.17%)
S&P 500 (+77.51%)
Price Change (%)
150
100
50
0
-50
-100
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Blue shaded area = Emclaire Financial Corp
Red = KBW Bank Index (BKX)
Green = S&P 500 Index

- Outperformed S&P 500 and KBW Bank Index over the last 15 years
- **Total Return (March 2001 – March 2016) = 180.2%**
  - Price Appreciation 78.6%
  - Cumulative Dividend Yield 101.6% (cash)

<u>100 shares purchased on March 31, 2001</u>:

- Total cost = $1,400 ($14.00/share)
- Value at 3/31/2016 = $2,500 ($25.00/share) **+$1,100**
- Dividends earned = $1,423

✓ **Total return = $2,523 (~10.7% average annual return)**

Emclaire Financial Corp

STOCK PERFORMANCE

LAST 5 YEARS

Source: SNL Financial


Emclaire Financial Corp. - Price Change (%)
EMCF (+46.79%)
KBW Nasdaq Bank (+39.97%)
S&P 500 (+62.52%)
Price Change (%)
80
60
40
20
0
-20
-40
Jan 2011
Jul 2011
Jan 2012
Jul 2012
Jan 2013
Jul 2013
Jan 2014
Jul 2014
Jan 2015
Jul 2015
Blue shaded area = Emclaire Financial Corp
Red = KBW Bank Index (BKX)
Green = S&P 500 Index

- Solid results over the last 5 years
- **Total Return (December 2010 – December 2015) = 71.9%**
  - Price Appreciation 46.8%
  - Dividend Yield 25.1% (cash)

100 shares purchased on December 31, 2010:

- Total cost = $1,635 ($16.35/share)
- Value at 12/31/2015 = $2,400 ($24.00/share) **+$765**
- Dividends earned = $410

✓ **Total return = $1,175 (~13.0% average annual return)**

DIVIDEND RECAP



Cash Dividend per Common Share
$1.10
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
Dividend Yield
3.91%
5.14%
3.84%
3.50%
3.84%
4.33%
2011
2012
2013
2014
2015
2016E
Special Dividends
Regular Dividends
Dividend Yield
Average yield = 4.09%

- Dividend yield = dividends for the year / stock price at the beginning of the year
- 2016E dividends projected at $0.26 per quarter
- 2016E yield = 4.33% based on closing price of $24.00 per share at 12/31/2015

Looking Ahead



Our Franchise

Market Assessment

Investing in People and Technology

Strategy Recap

The Farmers National Bank of Emlenton Footprint


Crawford
Mercer
Venango
Clarion
Jefferson
Elk
Clearfield
Butler
Allegheny
Headquarters
Banking Office
Planned Branch Office in Hermitage, PA
Planned Branch Office in Southside Pittsburgh, PA
Planned Branch Office in Aspinwall, PA

Market Assessment

Data adjusted for mergers and acquisitions as of 6/30/2015

Rank	Ticker	Company Name	Headquarters City	Headquarters State	Branches	Deposit Market Share June 30, 2015 Balance ($000)	Deposit Market Share June 30, 2015 %	Deposit Market Share June 30, 2014 Balance ($000)	Deposit Market Share June 30, 2014 %	Rank
1	PNC	PNC Financial Services Group	Pittsburgh	PA	37	$ 2,097,411	18.31%	$ 2,028,534	17.77%	1
2	FNB	F.N.B. Corp.	Hermitage	PA	28	1,595,040	13.93%	1,515,930	13.28%	2
3	NWBI	Northwest Bancorp, Inc.	Warren	PA	30	1,283,906	11.21%	1,286,719	11.27%	3
4	CCNE	CNB Financial Corp.	Clearfield	PA	17	788,004	6.88%	809,472	7.09%	4
5	RBS	Royal Bank of Scotland Group	Edinburgh	N/A	21	784,141	6.85%	760,094	6.66%	6
6	STBA	S&T Bancorp Inc.	Indiana	PA	12	775,954	6.77%	774,622	6.78%	5
7	FCF	First Commonwealth Financial	Indiana	PA	17	633,323	5.53%	636,759	5.58%	7
8	**EMCF**	**Emclaire Financial Corp**	**Emlenton**	**PA**	**15**	**516,296**	**4.51%**	**514,526**	**4.51%**	**8**
9	HBAN	Huntington Bancshares Inc.	Columbus	OH	10	419,723	3.66%	501,354	4.39%	9
10		Nextier Inc.	Butler	PA	12	417,255	3.64%	406,611	3.56%	10
11	MCSB	Mercer County State Bancorp Inc.	Sandy Lake	PA	10	295,013	2.58%	288,570	2.53%	11
12	CBTC	CBT Financial Corp	Clearfield	PA	6	241,026	2.10%	241,259	2.11%	12
13		Fryburg Banking Co.	Fryburg	PA	6	237,036	2.07%	238,541	2.09%	13
14	MNBP	Mars National Bank	Mars	PA	4	218,254	1.91%	211,876	1.86%	14
15	WSBC	WesBanco, Inc.	Wheeling	WV	5	181,616	1.59%	109,085	0.96%	19
16		Marquette Savings Bank	Erie	PA	5	178,315	1.56%	190,700	1.67%	15
17		Greenville Savings Bank	Greenville	PA	2	169,767	1.48%	174,899	1.53%	16
18		Dollar Bank FSB	Pittsburgh	PA	2	156,297	1.36%	160,011	1.40%	17
19	FNFG	First Niagara Financial Group	Lockport	NY	3	125,962	1.10%	125,348	1.10%	18
20	CCYY	Clarion County Community Bank	Clarion	PA	3	112,492	0.98%	107,428	0.94%	20
			All Others		13	226,785	1.98%	335,961	2.94%	
			TOTAL		**258**	**$ 11,453,616**	**100.00%**	**$ 11,418,299**	**100.00%**	

Note: EMCF competes in eight counties in Pennsylvania, including: Butler, Clarion, Clearfield, Crawford, Elk, Jefferson, Mercer and Venango.

Source: SNL Financial

Emclaire Financial Corp

MARKET ASSESSMENT

		EMCF as of June 30, 2015					Market Demographics		
County	Total Deposits in Market ($000)	Deposits in Market ($000)	Market Share (%)	Rank	# of EMCF Branches	# Total Branches	2016 Population (actual)	2016 Median Household Income ($)	2016 -2021 Projected HHI Growth (%)
Butler	$ 3,859,035	$ 131,125	3.40%	11	4	79	186,664	$ 63,941	1.3%
Clarion	752,956	107,661	14.30%	5	3	20	38,366	44,572	5.3%
Clearfield	1,305,584	24,504	1.88%	7	1	31	80,910	42,721	7.8%
Crawford	1,270,126	76,534	6.03%	7	1	30	86,750	46,963	11.1%
Elk	683,274	27,150	3.97%	5	2	18	30,872	49,469	9.0%
Jefferson	849,444	27,776	3.27%	7	1	18	44,378	43,175	4.4%
Mercer	1,987,973	38,881	1.96%	7	1	43	114,245	46,940	11.0%
Venango	745,224	82,665	11.09%	6	2	19	52,982	42,816	2.5%
TOTAL	**$ 11,453,616**	**$ 516,296**	**4.51%**	**8**	**15**	**258**	**635,167**		
Allegheny	**94,171,370**						**1,231,991**	**$ 55,436**	**9.9%**
Armstrong	1,141,036						67,347	46,137	10.0%
Beaver	2,165,185						168,775	53,860	14.1%
Erie	4,501,838						277,025	45,911	5.4%
Indiana	2,398,759						87,200	47,094	10.2%
Lawrence	1,540,152						87,978	45,976	8.3%
McKean	813,498						42,185	44,330	7.1%
Warren	878,094						40,322	46,758	8.5%
Washington	5,036,273						208,195	59,142	10.3%
Westmoreland	7,135,560						356,825	54,681	12.6%
TOTAL	**$ 119,781,765**						**2,567,843**		
GRAND TOTAL	**$ 131,235,381**						**3,203,010**		
Pennsylvania	**$ 355,898,101**					**4,473**	**12,806,177**	**$ 55,392**	**8.8%**
United States	**$ 9,521,253,854**					**94,550**	**322,431,073**	**$ 55,551**	**7.8%**

Source: SNL Financial

HUMAN CAPITAL

- Human Capital Investment Objectives:
  - Improve employee engagement
  - Enhance employee productivity
  - Deliver higher levels of customer service
  - Develop “bench strength” for future growth
- Recognized as Top 100 (#67)….

BEST PLACES to work in PA 2015

TECHNOLOGY MOBILE BANKING UPDATE

- 3,250 downloads…and counting
- Launched just over a year ago
- iPad version recently launched
- Mobile Deposit functionality launched March 1, 2016
- **Product Goals:**
  - Attract / retain customers
  - Complement brick & mortar service channels
  - Enhance employee productivity
  - Increase revenue opportunities

✓ ***Mobile banking will enhance the customer experience – and will deliver operating efficiencies to the Bank…a win-win investment.***


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STRATEGY RECAP

- Corporate growth & expansion
  - UASB integration
  - Aspinwall branch open
  - Next opportunity…
- Continued focus on earnings growth
- Continued focus on balance sheet growth & mix
- Maintain strong asset quality
- Improvement in systems, personnel and technology
- Focus on key regulatory changes

Well Positioned

✓Capital

✓Franchise

✓Systems & Technology

✓People









Q&A SESSION

Questions and Answers



In Memoriam
Brian C. McCarrier



Brian was an extraordinary leader, business colleague, family man and friend who leaves behind a legacy of excellence.

He served on the Board of Directors for Emclaire Financial Corp and The Farmers National Bank of Emlenton for over 19 years and contributed significantly to the Bank's accomplishments over those years.

Brian is sadly missed and will remain forever in our thoughts and hearts.

Closing and Thank You


FARMERS NATIONA
BAN

...Thank you for your continued confidence and support!

Emclaire Financial Corp